UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23636

AFA Asset Based Lending Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2025

Item 1.  Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

AFA ASSET BASED LENDING FUND
(formerly, AFA Private Credit Fund)
(A Delaware Statutory Trust)

Annual Report

April 30, 2025

AFA ASSET BASED LENDING FUND
Letter to Shareholders
April 30, 2025 (unaudited)

Dear Shareholder,

Alternative Fund Advisors, LLC (“AFA”) is pleased to provide the annual financial statements for the AFA Asset Based Lending Fund (the “Fund”) for the period ending April 30, 2025.

The year was punctuated by a political shakeup in November, as President Trump swept back into office along with Republicans’ taking of the House and Senate. We saw a strong pivot in governmental policy post inauguration with an emphasis on deregulation – most relevant to the Fund in the financial services and lending industry – along with aggressive trade policy. Monetary policy turned incrementally more accommodative as the Federal Reserve cut rates by 0.5% during the quarter, though rates remain well above their post-pandemic baseline.

Over the fiscal year, the institutional share class for the Fund (AMCLX) returned 9.38%1. This return compared favorably to both the Bloomberg US Corporate High Yield Bond Index, which returned 8.02% and the S&P UBS Leveraged Loan Indices, which returned 6.23%. Yields on the 10 Year Treasury declined 0.52% over the fiscal year while spreads on the Bloomberg US High Yield Corporate Index increased 0.83%2.

Assets under management ended at $245mn, an increase of $50mn since the start of the fiscal year. With the Fund well established with a track record of success, we have witnessed increased interest from investors, particularly those seeking to diversify their private credit allocations. We believe the Fund has proven to be a great diversifier for investors.

Over the fiscal year, the Fund added seven new investments and exited four investments. Five of these seven positions were fund investments, and two investments were co-investments originated by a partner platform.

New investments were all focused in our preferred lower middle market asset-based lending sector of the credit universe. We continue to find interesting opportunities in areas of the market overlooked by the broader lending community due typically to complexity or size barriers. Exits were composed of two fund investments and two co-investments. We elected to exit both fund investments as our analysis suggested that the opportunity had become less attractive for these lending platforms due to increased competition. The two co-investments were exited as we were paid back in full.

Over the 2026 fiscal year we expect to add several new investment platforms but primarily focus our attention on deepening relationships with current platforms through follow-on investments and new co-investments. We will continue to prioritize asset-based lending platforms with demonstrated experience recovering on loans and protecting investor capital. This skill becomes even more important in the current uncertain macro environment. While asset-based lending has become a buzzword in the industry, we remain steadfast in our approach as a prudent long-term supplier of yield for our clients.

We would like to thank all our investors for entrusting us with the management of their assets and strive to deliver strong returns in the coming fiscal year and beyond.

Sincerely,

Marco Hanig, Portfolio Manager

Mike Dowdall, Portfolio Manager

The AFA Asset Based Lending Fund is a continuously offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. This material must be preceded or accompanied by a prospectus. Diversification does not assure a profit nor protect against loss in a declining market.

1 Returns are net of fees. Actual performance results for a particular investor may vary from the performance stated herein as a result of, among other things, the timing of their investment(s). Past performance does not guarantee, and is not necessarily indicative of, future results. There can be no assurance that any client’s investment objective will be achieved or that a client will not lose a portion or all of its investment account. The investment return and principal value of any investment will fluctuate over time. All investments carry a certain degree of risk and it is important to routinely review investment objectives, risk tolerance, tax objectives.

2 The Bloomberg US Corporate High Yield Bond Index represents the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The S&P UBS Leveraged Loan Indices represents the investable universe of USD-denominated, full-funded, broadly syndicated, term loan facilities. Index performance does not represent actual fund or portfolio performance and such performance does not reflect the actual investment experience of any investor. An investor cannot invest directly in an index. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in a portfolio invested in accordance with an index. None of the benchmark indices portrayed herein charge management fees or incur brokerage expenses, and no such fees or expenses were deducted from the performance shown; provided, however, that the returns of any investment portfolio invested in accordance with such indices would be net of such fees and expenses. Additionally, none of these indices lend securities, and no revenues from securities lending were added to the performance shown.

AFA ASSET BASED LENDING FUND
Performance and Graphical Illustration
April 30, 2025 (unaudited)

Fund / Indexes	For the year ended April 30, 2025	Since Inception (annualized)
AFA Asset Based Lending Fund Founder Class (Inception Date July 1, 2021)	9.72%	6.81%
AFA Asset Based Lending Fund Institutional Class (Inception Date July 1, 2021)	9.38%	6.82%
S&P UBS Leveraged Loan Indices	6.23%	5.98%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Please read the Fund’s Prospectus, including the description of the Fund’s repurchase policy carefully before investing. For performance information current to the most recent month-end, please call Alternative Fund Advisors at 800-452-6804.

S&P UBS Leveraged Loan Indices tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

Growth of an Assumed $1,000,000 Investment

Value as of 4/30/2025
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$1,287,765
$1,249,145
Jun-21
Jul-21
Oct-21
Jan-22
Apr-22
Jul-22
Oct-22
Jan-23
Apr-23
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24
Oct-24
Jan-25
Apr-25
AFA Asset Based Lending Fund, Institutional Class
S&P UBS Leveraged Loan Indices

This graph illustrates the hypothetical investment of $1,000,000 in the Fund, Institutional Class, from July 1, 2021 (Commencement of operations) to April 30, 2025. The Cumulative Total Return table and Growth of Assumed $1,000,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns are shown net of fees.

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Schedule of Investments
April 30, 2025

	Geographic Region	Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in Asset Based Lending
Commercial Real Estate Bridge Lending (3.27%)
NCP Mural Park LLC, 1-month SOFR +10.5%, 3/21/2027(a)(b)(c)	North America	March, 2025	$5,000,000	$5,088,636	2.07%
Limerick Logistics Center 14.0% 6/23/2025(a)(c)	North America	February, 2024	3,000,000	2,953,374	1.20%
Physical Asset Based Lending (0.53%)
AF Funding XII LLC, Prime +3%, 8/5/2025(a)(b)(c)	North America	October, 2023	1,431,379	1,298,733	0.53%
Specialty Finance Credit Facilities (1.11%)
CH SPV A Holding LLC, 3-month SOFR+11.25%, 2/14/2027(a)(c)	North America	August, 2024	2,700,000	2,717,230	1.11%
Total Asset Based Lending (Cost $12,131,379) (4.91%)			12,131,379	12,057,973

Investments in Underlying Funds
Commercial Asset Based Lending (12.44%)
Callodine Asset Based Loan Fund II, LP(a)	North America	September, 2022	3,495,975	3,442,391	1.40%
Callodine Perpetual ABL Fund LP(a)	North America	July, 2023	11,400,000	11,388,074	4.64%
WhiteHawk Evergreen Fund, LP(a)	North America	October, 2024	15,000,000	15,703,132	6.40%
Commercial Real Estate Bridge Lending (10.05%)
1543 Oceania Credit Opportunities Fund(a)(d)	North America	February, 2024	13,780,000	15,121,429	6.16%
Alcova Capital Yield Premium Fund, L.P.(a)	North America	August, 2021	8,900,000	9,538,766	3.89%
Diversified Asset-Based Lending (9.58%)
Matterhorn Partners LP(a)(d)	North America	December, 2023	5,024,471	5,870,794	2.39%
OHPC LP(a)	North America	April, 2022	17,500,000	17,652,559	7.19%
Ginnie Mae Early Buyout (0.07%)
Lynx EBO Fund II(B) SP, 3,500 Shares(a)	North America	October, 2021	223,087	168,297	0.07%
Government Contract Financing (4.26%)
Leonid Credit Income Fund LP(a)	North America	April, 2024	10,000,000	10,440,227	4.26%
Opportunistic Real Estate Lending (3.74%)
Mavik Real Estate Special Opportunities Fund, LP(a)	North America	July, 2022	8,008,310	9,173,840	3.74%
Litigation Financing (14.15%)
EAJF ESQ Fund LP(a)	North America	November, 2023	13,000,000	16,131,433	6.57%
Rocade Capital Fund IV LP(a)(d)	North America	May, 2023	15,870,348	18,606,848	7.58%
Other Specialty Finance (5.56%)
Pier Special Opportunities Fund LP(a)	North America	December, 2022	13,424,493	13,635,632	5.56%
Real Asset Lending (0.86%)
Nebari Natural Resources Credit Fund II LP(a)(d)	North America	February, 2025	1,143,544	1,191,143	0.49%
Nebari Natural Resources Credit Fund II SPC(a)	Cayman Islands	February, 2023	794,340	905,205	0.37%
Small Business Lending (6.59%)
Feenix High Income Strategies, LP(a)	North America	February, 2024	4,000,000	4,116,563	1.68%
FVP Opportunity Fund IV LP(a)	North America	June, 2023	11,703,947	12,055,923	4.91%
Specialty Finance Asset Based Lending (24.65%)
Coromandel Credit Income Evergreen Fund LP(a)	North America	July, 2024	10,000,000	10,231,803	4.16%
Bastion Funding V LP(a)	North America	October, 2023	18,000,000	18,183,979	7.41%
Medalist Asset-Based Credit Fund III LP(a)	North America	July, 2023	9,832,479	9,821,126	4.00%
Rivonia Road Fund LP(a)(d)	North America	June, 2023	12,000,000	14,347,703	5.84%
Treville Credit Fund LP(a)	North America	July, 2022	8,000,000	7,956,901	3.24%

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Schedule of Investments (continued)
April 30, 2025

	Geographic Region	Acquisition Date	Cost/ Principal	Fair Value	Percent of Net Assets
Trade Finance (6.24%)
Evolution Credit Partners Trade Finance, L.P.(a)(d)	North America	January, 2025	$15,000,000	$15,311,278	6.24%
Total Investments in Underlying Funds (Cost $226,100,994) (98.19%)			226,100,994	240,995,046

Short-Term Investments
Money Market Fund (0.60%)
UMB Bank, Money Market Special II, 4.19% - 1,462,790 Shares(e)			1,462,790	1,462,790	0.60%
Total Short-Term Investments (Cost $1,462,790) (0.60%)			1,462,790	1,462,790

Total Investments (Cost $239,695,163) (103.70%)				$254,515,809
Liabilities in excess of other assets (-3.70%)				(9,079,521)
Net Assets - 100.00%				$245,436,288

a Investments are restricted as to resale.

b This security has a component of paid-in-kind (PIK) interest.

c Level 3 securities fair valued using significant unobservable inputs. The total of all such investments represents $12,057,973 or 4.91% of net assets.

d Non-income producing.

e The rate quoted is the annualized seven-day yield of the Fund at the period end.

Summary by Investment Type	Value	% of Net Assets
Commercial Asset Based Lending	$30,533,597	12.44%
Commercial Real Estate Bridge Lending	32,702,205	13.32%
Diversified Asset-Based Lending	23,523,353	9.58%
Ginnie Mae Early Buyout	168,297	0.07%
Government Contract Financing	10,440,227	4.26%
Litigation Financing	34,738,281	14.15%
Opportunistic Real Estate Lending	9,173,840	3.74%
Other Specialty Finance	13,635,632	5.56%
Physical Asset Based Lending	1,298,733	0.53%
Real Asset Based Lending	2,096,348	0.86%
Small Business Lending	16,172,486	6.59%
Specialty Finance Asset Based Lending	60,541,512	24.65%
Specialty Finance Credit Facilities	2,717,230	1.11%
Trade Finance	15,311,278	6.24%
Short-Term Investments	1,462,790	0.60%
Total Investments	254,515,809	103.70%
Liabilities in excess of other assets	(9,079,521)	(3.70)%
Total	$245,436,288	100.00%

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Statement of Assets and Liabilities
April 30, 2025

Assets:
Investments, at value (cost $239,695,163)	$254,515,809
Cash	7,103,156
Receivables:
Interest	30,195
Distributions from investment funds	2,126,864
Fund shares sold	190,026
Prepaid expenses	360,048
Total assets	264,326,098

Liabilities:
Credit facility (see note 11)	18,300,000
Payables:
Investment management fee (see note 5)	150,218
Professional fees	120,500
Interest payable	108,543
Deferred loan revenue	95,342
Accounting and administrative fees	50,417
Shareholder servicing fee (Institutional Class) (see note 5)	16,682
Transfer agent fees and expenses	9,040
Custody fees	7,128
Accrued other expenses	31,940
Total liabilities	18,889,810
Commitments and contingencies (Note 4)
Net assets	$245,436,288

Net assets consist of:
Paid-in capital (unlimited shares authorized at $0.001 par value common stock)	$239,810,398
Total distributable earnings	5,625,890
Net assets	$245,436,288

Net assets:
Founder Class	$142,450,905
Institutional Class	102,985,383
Shares outstanding:
Founder Class	15,422,514
Institutional Class	11,143,817
Net asset value per share:
Founder Class	$9.24
Institutional Class	9.24

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Statement of Operations
For the Year Ended April 30, 2025

Investment income:
Interest income	$1,375,831
Distributions from investment funds	13,440,769
Total investment income	14,816,600

Expenses:
Investment management fee (see note 5)	2,431,110
Interest expense	891,712
Commitment fees	347,596
Professional fees	287,340
Accounting and administrative fees	250,412
Shareholder servicing fee (Institutional Class) (see note 5)	178,464
Trustee fees	70,500
Registration fees	64,655
Transfer agent fees and expenses	56,020
Shareholder reporting fees	49,703
Chief compliance officer fees	33,409
Custody fees	28,166
Insurance expense	6,235
Other expenses	70,726
Total expenses:	4,766,048
Expenses contractually waived by investment manager (see note 5)	(525,743)
Net expenses	4,240,305
Net investment income	10,576,295

Net realized and unrealized gain (loss):
Net realized gain on:
Investments	1,731,615
Net change in unrealized appreciation (depreciation) on:
Investments	7,942,945
Net realized and unrealized gain	9,674,560
Net increase in net assets resulting from operations	$20,250,855

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Statements of Changes in Net Assets

	Year Ended April 30, 2025	Year Ended April 30, 2024
Increase in net assets resulting from operations:
Net investment income	$10,576,295	$7,654,728
Net realized gain	1,731,615	199,268
Net change in unrealized appreciated (depreciation)	7,942,945	5,207,874
Net increase in net assets resulting from operations	20,250,855	13,061,870

Distributions to shareholders:
Founder Class	(10,474,855)	(5,532,197)
Institutional Class	(7,263,583)	(3,715,116)
Total distributions to shareholders	(17,738,438)	(9,247,313)

Return of capital to shareholders:
Founder Class	(5,235,564)	(1,347,287)
Institutional Class	(3,597,125)	(1,030,473)
Total return of capital to shareholders	(8,832,689)	(2,377,760)

Capital transactions:
Proceeds from shares sold:
Founder Class	25,475,421	115,195,772
Institutional Class	36,300,822	27,805,362
Reinvestment of distributions:
Founder Class	4,026,896	1,182,107
Institutional Class	2,275,622	1,255,368
Shares Exchanged:
Founder Class	116,924	5,620,148
Institutional Class	(116,924)	(5,620,148)
Cost of shares repurchased:
Founder Class	(5,083,340)	(1,295,816)
Institutional Class	(6,669,643)	(815,493)
Net increase in net assets from capital transactions.	56,325,778	143,327,300

Total increase in net assets	50,005,506	144,764,097

Net assets:
Beginning of year	195,430,782	50,666,685
End of year	$245,436,288	$195,430,782

Capital share transactions:
Shares sold:
Founder Class	2,692,899	12,232,357
Institutional Class	3,830,890	2,935,565
Shares reinvested:
Founder Class	435,615	126,556
Institutional Class	246,341	133,960
Shares Exchanged:
Founder Class	12,334	596,207
Institutional Class	(12,308)	(593,688)
Shares repurchased:
Founder Class	(538,829)	(136,900)
Institutional Class	(711,528)	(86,353)

Net increase from capital share transactions	5,955,414	15,207,704

See accompanying Notes to Financial Statements.

AFA ASSET BASED LENDING FUND
Statement of Cash Flows
Year Ended April 30, 2025

Cash flows from operating activities:
Net increase (decrease) in net assets from operations	$20,250,855
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(157,688,402)
Proceeds from redemptions, sales, or other dispositions of investments	110,073,528
Net realized gain on investments	(1,731,615)
Net change in unrealized/appreciation depreciation on:
Investments	(7,942,945)
Changes in operating assets and liabilities:
Assets:
Interest	(17,780)
Prepaid expenses	193,265
Liabilities:
Investment Management fees (see note 5)	45,406
Custody fees	2,904
Accounting and administration fees	3,646
Shareholder servicing fee (Institutional Class) (see note 5)	4,759
Professional fees	45,323
Transfer agent fees and expenses	(1,055)
Deferred loan revenue	95,342
Interest	42,797
Accrued other expenses	25,840
Net cash used in operating activities	(36,598,132)

Cash flows from financing activities:
Proceeds from credit facility	60,350,000
Repayments on credit facility	(53,050,000)
Proceeds from shares sold, net of change in receivable	61,821,599
Payments for shares repurchased	(11,752,983)
Cash distributions paid, net of reinvestments	(20,268,609)
Net cash provided by financing activities	37,100,007
Net increase (decrease) in cash	501,875

Cash at beginning of year	6,601,281

Cash at end of year	$7,103,156

Supplemental disclosure of cash activity:
Interest paid on borrowings	$848,915

Supplemental disclosure of non-cash activity:
Reinvestments of distributions	$6,302,518

AFA ASSET BASED LENDING FUND
Financial Highlights
For a Share of Common Stock Outstanding Throughout the Periods Indicated

See accompanying Notes to Financial Statements.

Period ending April 30,	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Distributions to shareholders from return of capital	Total distributions	Net asset value, end of period	Total return[2,3]	Gross expenses[4,5,6]	Net expenses[4,5,6,7]	Net investment income[5,7]	Net assets, end of period (in thousands)	Portfolio turnover rate[3]
Founder Class 2025	$9.47	$0.46	$0.42	$0.88	$(0.38)	$0.00	$(0.73)	$(1.11)	$9.24	9.72%	2.07%	1.84%	4.86%	$142,451	7%
2024	9.34	0.52	0.35	0.87	(0.59)	0.00	(0.15)	(0.74)	9.47	9.59	1.88	1.42	5.50	121,444	4
2023	9.88	0.23	0.10	0.33	(0.53)	0.00	(0.34)	(0.87)	9.34	3.59	3.44	2.25	2.45	21	37
2022[8]	10.00	0.14	0.19	0.33	(0.30)	(0.02)	(0.13)	(0.45)	9.88	3.32	3.09	1.21	1.70	21	9
Institutional Class 2025	9.50	0.44	0.41	0.85	(0.38)	0.00	(0.73)	(1.11)	9.24	9.38	2.27	2.04	4.66	102,985	7
2024	9.38	0.50	0.36	0.86	(0.59)	0.00	(0.15)	(0.74)	9.50	9.47	2.08	1.62	5.30	73,986	4
2023	9.90	0.26	0.09	0.35	(0.53)	0.00	(0.34)	(0.87)	9.38	3.82	3.19	2.00	2.76	50,645	37
2022[8]	10.00	0.17	0.18	0.35	(0.30)	(0.02)	(0.13)	(0.45)	9.90	3.59	2.84	0.97	2.01	39,583	9

1Based on average shares outstanding during the period.

2Based on the net asset value as of period end. Assumes an investment at net asset value at the beginning of the period and reinvestment of all distributions during the period. The return would have been lower if certain expenses had not been waived or reimbursed by the Investment Manager.

3Not annualized for periods less than one year.

4The ratios do not include investment income or expenses of the Underlying Funds in which the Fund invests.

5Annualized for periods less than one year, with the exception of non-recurring organizational costs.

6Percentages shown include interest expense. Gross and net expense ratios, respectively, excluding interest expense and commitment fees are as follows:

	Gross Expenses[5]	Net Expenses[5]
Founder Class
2025	1.51%	1.28%
2024	1.71	1.25
2023	2.82	1.62
2022[7]	3.01	1.14
Institutional Class
2025	1.71	1.48
2024	1.91	1.45
2023	2.57	1.37
2022[7]	2.77	0.90

7The contractual and voluntary fee and expense waiver is reflected in both the net expense and net investment income (loss) ratios (see Note 5). For the period ended April 30, 2022 the contractual and voluntary fee and expense waivers amounted to $533,020, or 1.83%, and $15,397, or 0.05%, respectively. The Investment Manager additionally voluntarily waived $2, or 0.01% of the Investor Class Shareholder Servicing fees.

8Reflects operations for the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

Credit Facility, year ended April 30:	2025	2024	2023	2022[1]
Senior securities, end of period (000’s)	$18,300	$11,000	$3,500	$3,400
Asset coverage, per $1,000 of senior security principal amount	14,412	18,766	15,476	12,684
Asset coverage ratio of senior securities	1441%	1877%	1548%	1265%

1For the period from July 1, 2021 (Commencement of operations) to April 30, 2022.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements
April 30, 2025

1. Organization

AFA Asset Based Lending Fund (the “Fund”), formerly known as AFA Private Credit Fund, was established as a Delaware statutory trust on January 27, 2021. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act. The Fund commenced operations on July 1, 2021. Prior to February 18, 2025, the Fund was named AFA Private Credit Fund.

The Fund’s primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. As of August 31, 2023, the Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its net assets, plus any borrowings for investment purposes, either directly or indirectly, in a range of private credit securities and other private credit-related investments. The Fund may change this 80% policy without shareholder approval upon at least 60 days’ prior written notice to shareholders. The Fund uses a “multi-manager” strategy whereby the Fund allocates its assets primarily among a range of investment vehicles that invest in private or public credit securities and other credit-related instruments (“Underlying Funds”) managed by a select group of experienced institutional managers (“Underlying Managers”) identified by the Investment Manager for their expertise in implementing various credit strategies. The Fund may also invest directly in private loans and private credit securities that are typically originated, serviced, and/or underwritten by Underlying Managers.

Alternative Fund Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Fund. Atrato Consulting division of F.L. Putnam Investment Management Company, Inc, (the “Sub-adviser”) serves as sub-adviser to the Fund. Prior to December 31, 2024, Aon Investments USA Inc. also served as sub-adviser to the Fund.

The Board of Trustees of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statement of Operations and the financial highlights for the Fund, is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Investment Manager is deemed to be the Chief Operating Decision Maker with respect to the Fund’s investment decisions.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates — The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions, Income and Expenses — Income is recognized on an accrual basis as earned. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s expense limitation and reimbursement agreement (the “Expense Limitation

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

Agreement”) (see Note 5). The Fund’s net asset value (“NAV”) per Share is determined daily by the Investment Manager as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis.

Distributions to Shareholders — The Fund intends to make quarterly distributions to shareholders equal to 6% annually of the Fund’s NAV per share. This predetermined dividend rate may be modified by the Board from time to time. The character of income and gains to be distributed are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Valuation of Investments — Pursuant to the Fund’s valuation policies, effective September 8, 2022, the Board has delegated to the Investment Manager, as valuation designee (in such capacity, the “Valuation Designee”) the day-to-day responsibility for fair valuation determinations and pricing of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Underlying Funds at fair value, generally at an amount equal to the NAV of the Fund’s investment in the Underlying Funds as determined by the Underlying Fund’s general partner or investment manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Valuation Designee, an estimated fair value is determined in good faith by the Valuation Designee pursuant to the Fund’s valuation procedures. Investments in open-end investment companies, including money market funds, are valued at their reported NAV per share. The Fund may acquire interests in loans indirectly (by way of participation). Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

If an Underlying Manager’s valuations are consistently delayed or inaccurate, the Investment Manager generally will consider whether the Underlying Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such an Underlying Fund quickly and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Underlying Manager’s valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Underlying Funds are completed. Promoting transparency and receiving necessary information from Underlying Funds may possibly be an impediment to monitoring the performance of Underlying Funds on a regular basis.

Federal Income Taxes — The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2025.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

3. Capital Stock

Shares of beneficial interest of the Fund (“Shares”) are continuously offered under Rule 415 under the Securities Act of 1933, as amended. The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of Shares. As of April 30, 2025, the Fund’s registration statement allowed it to offer two classes of Shares designated as Institutional Class Shares and Founder Class Shares. Prior to May 1, 2023, Founder Class Shares were named Investor Class Shares. The Fund may offer additional classes of Shares in the future.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by any investor in Institutional Class Shares is $1,000,000. The minimum initial investment by any investor in Founder Class Shares is $25,000,000. However, the Fund, under policies approved by the Board, may accept investments below these minimums. Founder Class Shares were available for investment by existing and new investors until December 31, 2023. After December 31, 2023, Founder Class Shares were closed to new investors, with the exception of new accounts and programs of financial intermediaries that qualified for investment in Founder Class Shares prior to December 31, 2023.

The following groups of investors are eligible to purchase Institutional Class Shares without any initial minimum investment requirement:

•defined benefit plans, endowments and foundations, investment companies, and other institutional investors not specifically enumerated;

•accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker- dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $1,000,000, or that in the Fund’s opinion there is adequate intent to reach such aggregate value within 12 months;

•principals and employees of the Investment Manager, the Sub-Adviser, the Underlying Managers or their respective affiliates and their immediate family members.

The following groups of investors are eligible to purchase Founder Class Shares without any initial minimum investment requirement:

•accounts and programs offered by certain financial intermediaries, such as registered investment advisers, broker- dealers, bank trust departments, provided that the minimum aggregate value of such accounts is $25,000,000;

•principals and employees of the Investment Manager and its affiliates and their immediate family members.

Shares are generally offered for purchase on each business day, except that Shares may be offered less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Neither Institutional Class Shares nor Founder Class Shares are subject to an initial sales charge.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity.

The Fund has adopted a fundamental policy to conduct quarterly repurchase offers at NAV. The Fund will offer to repurchase 5% of the Fund’s Shares, unless the Board has approved a different amount (between 5% and 25% of its outstanding Shares for a particular repurchase offer).

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

During the year ended April 30, 2025, the Fund had four Repurchase Offers as follows:

Repurchase Offer Notice	Repurchase Request Deadline	Repurchase Offer Amount	% of Shares Repurchased	Number of Shares Repurchased
April 2, 2024	May 3, 2024	5%	0.77%	158,181
July 8, 2024	August 7, 2024	5%	0.55%	121,708
October 7, 2024	November 6, 2024	5%	1.12%	260,225
January 13, 2025	February 13, 2025	5%	2.75%	710,243

4. Fair Value Disclosures

U.S. GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in Underlying Funds are reported in the Fund’s Statement of Assets and Liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the Underlying Fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund’s agreements and/or subscription agreements and based on the operations of the Underlying Funds. However, it is possible that these redemption rights may be restricted or eliminated by the Underlying Funds in the future in accordance with the Underlying Fund agreements.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of April 30, 2025:

Investments	Level 1	Level 2	Level 3	NAV as a Practical Expedient	Total
Short-Term Investments	$1,462, 790	$—	$—	$—	$1,462,790
Asset Based Loans	—	—	12,057,973	—	12,057,973
Primary Underlying Funds	—	—	—	240,995,046	240,995,046
Total	$1,462, 790	$—	$12,057,973	$240,995,046	$254,515,809

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Beginning balance April 30, 2024	Transfers into/(out) of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Return of Capital	Purchases	Sales	Balance as of April 30, 2025
$6,470,267	$—	$—	$(108,109)	$(4,185)	$7,700,000	$(2,000,000)	$12,057,973

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2025:

Investment Type	Fair Value at April 30, 2025	Valuation Methodologies	Unobservable Input*	Input Range	Weighted Average[1]
Asset Based Loans	$12,057,973	Income Approach, Asset Recoverability	Interest Rate	11.58%-15.66%	14.50%
			Discount Rate	11.83%-24.76%	14.62%

*The impact on valuation from an increase in input would be a decrease.

1Unobservable inputs were weighted by the fair value of the instruments as of fiscal year ended April 30, 2025.

The following table represents investment strategies, unfunded commitments and redemptive securities of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2025:

Underlying Fund	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period (Days)	Lock-Up Period (Months)
1543 Oceania Credit Opportunities Fund[1]	$15,121,429	$—	Quarterly	90	N/A
Alcova Capital Yield Premium Fund, L.P.[1]	9,538,766	—	Daily	90	18
Bastion Funding V LP1	18,183,979	—	Quarterly	90	24
Callodine Asset Based Loan Fund II, LP	3,442,391	1,502,450	N/A	N/A	N/A
Callodine Perpetual ABL Fund LP1	11,388,074	600,000	Quarterly	90	12
Coromandel Credit Income Evergreen Fund LP2	10,231,803	—	Quarterly	90	24
EAJF ESQ Fund LP2	16,131,433	—	Quarterly	60	36

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

Underlying Fund	Fair Value	Unfunded Commitment	Redemption Frequency	Redemption Notice Period (Days)	Lock-Up Period (Months)
Evolution Credit Partners Trade Finance, L.P.[2]	15,311,278	—	Quarterly	90	12
Feenix High Income Strategies, LP	4,116,563	—	Quarterly	90	18
FVP Opportunity Fund IV LP	12,055,923	—	N/A	N/A	N/A
Leonid Credit Income Fund LP1	10,440,227	—	Quarterly	60	12
Lynx EBO Fund II(B) SP	168,297	—	N/A	N/A	N/A
Matterhorn Partners LP2	5,870,794	975,529	Quarterly	180	24
Mavik Real Estate Special Opportunities Fund, LP	9,173,840	2,266,627	N/A	N/A	N/A
Medalist Asset-Based Credit Fund III LP1	9,821,126	371,918	Annual	180	36
Nebari Natural Resources Credit Fund II LP	1,191,143	1,783,696	N/A	N/A	N/A
Nebari Natural Resources Credit Fund II SPC	905,205	1,189,131	N/A	N/A	N/A
OHPC LP1	17,652,559	—	Quarterly	90	12
Pier Special Opportunities Fund LP2	13,635,632	—	Quarterly	60	N/A
Rivonia Road Fund LP2	14,347,703	—	Semi-Annual	90	18
Rocade Capital Fund IV LP	18,606,848	667,871	N/A	N/A	N/A
Treville Credit Fund LP1	7,956,901	—	Quarterly	90	N/A
WhiteHawk Evergreen Fund, LP1	15,703,132	—	Semi-Annual	90	12
Total	$240,995,046	$9,357,222

1Upon submitting a redemption notice, limited partners will become a liquidating investor. Interest and principal are returned for the investments in which the fund has invested, and shall not be reinvested in the fund thereafter.

2Redemption provisions limit the amount redeemable on a given redemption date, and could require multiple periods to fully redeem.

5. Investment Management Fee and Other Expenses

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly investment management fee (“Investment Management Fee”) at the rates set forth below, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets.

Average Daily Net Assets of the Fund	Investment (Annualized Rate)
First $500 million	1.10%
Over $500 million to $1 billion	1.05%
Over $1 billion	1.00%

The Investment Management Fee will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For the year ended April 30, 2025, the Fund incurred $2,431,110 in Investment Management Fees.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

The Fund has entered into a sub-advisory agreement with the Sub-Adviser. Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and the Sub-Adviser, the Sub-Adviser receives an annual fee of $150,000. From December 11, 2023 to December 31, 2024, the Fund also entered into a sub-advisory agreement with Aon Investments USA Inc. (“Aon Investments”). As of the close of business on December 31, 2024 (the “Termination Date”), the sub-advisory agreement among the Fund, the Investment Manager and Aon Investments (the “Aon Sub-Advisory Agreement”) was terminated. Prior to the Termination Date and pursuant to the Aon Sub-Advisory Agreement, Aon Investments received a fee at an annualized rate of 0.20% on the assets under Aon Investments’ advisement of the first $500 million of the Fund’s average daily net assets; plus 0.15% on the assets under Aon Investments’ advisement of the next $500 million of the Fund’s average daily net assets; plus 0.10% on the assets under Aon Investments’ advisement of the Fund’s average daily net assets over $1 billion provided, however, that the minimum annual fee paid to Aon Investments under the sub- advisory agreement would not be less than $100,000. The Sub-Advisers’ fees are paid by the Investment Manager out of the Investment Management Fee.

Effective September 1, 2024 and ending on August 31, 2025, pursuant to the Fund’s Expense Limitation Agreement, the Investment Manager will reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses”) will not exceed 0.19% on an annualized basis for Founder Class Shares and Institutional Class Shares (the “Expense Limit”). Specified Expenses for this purpose include all Fund expenses other than the management fee, the shareholder service fee, fees and interest on borrowed funds, distribution fees (if any), acquired fund fees and expenses (as determined in accordance with SEC Form N-2), taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses.

From May 1, 2023 to August 30, 2024 pursuant to the Fund’s prior Expense Limitation Agreement, the Investment Manager reimbursed expenses of the Fund so that the Fund’s Specified Expenses would not exceed 0.15% on an annualized basis for Founder Class Shares and Institutional Class Shares.

During the year ended April 30, 2025, the Investment Manager waived $525,743 in Investment Management Fees under the Expense Limitation Agreement. Any fee waived and/or expense assumed by the Adviser pursuant to the Expense Limitation Agreement is subject to recovery by the Investment Manger for up to three years from the date the fee was waived and/or expense assumed.

The following amounts are subject to recapture by the Investment Manager by the following dates:

Period of Expiration
April 30, 2026	$532,955
April 30, 2027	$657,372
April 30, 2028	$525,743

Pursuant to the Fund’s distribution agreement (the “Distribution Agreement”), Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s Shares on a best-efforts basis, subject to various conditions. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Fund Shares. Founder Class Shares are not subject to a Shareholder Service Fee. Institutional Class Shares are subject to a Shareholder Servicing Fee of up to 0.20% on an annualized basis of the aggregate net assets of the Fund attributable to Institutional Class Shares. The Shareholder Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.

Vigilant Compliance, LLC provides chief compliance officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended April 30, 2025, are reported on the Statement of Operations.

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide administrative services and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

A trustee and an officer of the Fund are employees of the Administrator. The Fund does not compensate the trustee or officer affiliated with the Administrator. For the year ended April 30, 2025, the Fund’s allocated fees incurred for trustees are reported on the Statement of Operations.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Investment Transactions

For the year ended April 30, 2025, purchases and sales of investments, excluding short-term investments, were $67,630,264 and sales of $17,180,897 in the Fund.

7. Federal Income Taxes

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last three tax years and the interim tax period since then). The Fund did not have any examinations in progress during the year ended April 30, 2025. Management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Fund’s reported net assets or results of operations as of and during the year ended April 30, 2025. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

At April 30, 2025, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$234,000,521
Gross unrealized appreciation	23,603,712
Gross unrealized depreciation	(3,088,424)
Net unrealized appreciation	$20,515,288

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in investment transactions.

U.S. GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended October 31, 2024, there were no permanent differences.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

As of October 31, 2024 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	—
Tax distributable earnings	—
Accumulated capital and other losses	(1,774,790)
Organizational Costs	(13,833)
Unrealized appreciation/(depreciation) on investments	15,965,263
Total accumulated earnings/(deficit)	$14,176,640

The tax character of the distribution paid during the tax years ended October 31, 2024 and October 31, 2023 were as follows:

Distributions paid from:	2024	2023
Ordinary income	$5,795,816	$3,908,193
Net long term capital gains	—	—
Return of capital	8,832,689	2,377,760
Total distributions paid	$14,628,505	$6,285,953

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/ (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

As of the tax year ended October 31, 2024, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$388,557	$1,386,233	$1,774,790

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of October 31, 2024, the Fund did not defer any late-year losses. Late-Year losses incurred after December 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

9. Principal Risks

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, threatened or actual imposition of tariffs, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and others like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate in impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions.

Repurchase Offers; Limited Liquidity. The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Borrowing, Use of Leverage. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. Additionally, Underlying Funds may leverage their trading (and in certain cases, at significant levels) through borrowings from banks and other lenders to leverage investments, utilize futures, forwards, swaps and other derivatives to acquire leverage, finance investments through repurchase agreements, total return swaps and options and trade securities and derivatives on margin. The use of leverage increases risk and generates interest expense, but also may increase the investment return. For example, when an Underlying Fund is leveraged, a small increase or decrease in the value of the Underlying Fund’s investments will result in a larger increase or decrease, respectively, in the NAV of the Underlying Manager’s investments than would otherwise be the case.

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Large Shareholder Transactions Risk. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors such as advisory firms that exercise control over a large number of individual investor accounts. As a result, the Fund is subject to the risk that those shareholders may purchase or redeem a large amount of Shares of the Fund. To satisfy such large shareholder redemptions, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

Risks of Securities Activities of the Fund and Underlying Managers. The Fund and the Underlying Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Alternative Investments Risk. Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Asset Allocation Risk. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes, strategies or available investments.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter- dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its

AFA ASSET BASED LENDING FUND
Notes to Financial Statements (continued)
April 30, 2025

investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Fraud Risk. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

10. Beneficial Ownership & Related Party Transactions

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the Investment Company Act. As of April 30, 2025, no single investor beneficially owned more that 25% of the Fund’s outstanding shares.

11. Revolving Credit Facility

Effective February 2, 2024, the Fund entered into a secured, two year revolving line of credit facility (the “Credit Facility”). The Credit Facility expires on February 2, 2026. The Fund may borrow an amount up to the lesser of the Credit Facility maximum commitment financing of $50,000,000 or the aggregate amount of Loans as defined in the Credit and Security Agreement. Prior to December 13, 2024, the maximum financing commitment was $30,000,000. The interest rate on borrowings from The Credit Agreement provides for a commitment fee of 0.35% per annum on unused capacity. The credit facility’s interest rate is variable in nature and can include an additional fixed rate depending on the variable reference rate applied per the terms of the credit agreement. The variable reference rates can include SOFR, the Prime Rate or the Federal Funds Rate as defined in the agreement. At April 30, 2025, the outstanding balance was $18,300,000 at an effective interest rate of 7.22%.

During the year ended April 30, 2025, the average daily principal balance outstanding (including days where there was no balance) and related average interest rate was approximately $10,426,849 and 7.66% per annum, respectively, and the maximum outstanding balance of the Credit Facility was $25,600,000.

12. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements and has identified the following for disclosure in the Fund’s subsequent events:

On May 5, 2025, the Fund completed a quarterly Repurchase Offer resulting in the repurchase of 1.25% or 328,851 of the Fund’s Shares.

AFA ASSET BASED LENDING FUND
Report of Independent Registered Public Accounting Firm
April 30, 2025

To the Shareholders and Board of Trustees of
AFA Asset Based Lending Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AFA Asset Based Lending Fund (formerly AFA Private Credit Fund) (the “Fund”) as of April 30, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period July 1, 2021 (commencement of operations) to April 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period July 1, 2021 to April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian, brokers, and underlying fund administrators or managers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 27, 2025

AFA ASSET BASED LENDING FUND
Additional Information
April 30, 2025 (unaudited)

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 844-440-4450 or on the SEC’s website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available without charge and upon request by calling 844-440-4450 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Tax Information

For the tax year ended October 31, 2024, 100% of dividends to be paid from net investment income, including short- term capital gains from the Fund (if any), are designated as qualified dividend income.

For the tax year ended October 31, 2024, 100% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

At the meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 4–5, 2025 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between Alternative Fund Advisors, LLC (the “Investment Manager”) and AFA Asset Based Lending Fund (the “Fund”) (the “Investment Management Agreement”).

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with their independent counsel for a full review of the materials. Following these sessions, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment and personnel. The Board reviewed and considered the qualifications of the Fund’s portfolio managers and other key personnel of the Investment Manager who provides investment advisory and administrative services to the Fund. The Board determined that the Investment Manager’s key personnel was well-qualified by education and/or training and experience to perform

AFA ASSET BASED LENDING FUND
Additional Information (continued)
April 30, 2025 (unaudited)

the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund by the Investment Manager was satisfactory.

Performance

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund as compared to the performance of several key indices for various periods. The Board also considered performance information of the Fund relative to performance information provided for comparable peers selected by an independent third party. The Board considered that the Fund’s investment return for the one-year period ended December 31, 2024 was lower than the median return of the comparable peers for the same period, while the Fund’s investment return for the three-year period ended December 31, 2024 exceeded the median return of the comparable peers for the same period. The Board took into account differences in strategy and portfolio composition described by the Investment Manager as compared to other peer funds. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses

The Board reviewed and considered the advisory fee rate and total expense ratio of the Fund. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data, including reports on the expenses of other comparable peer funds selected by an independent third party. The Board noted that the advisory fees and expenses of the Fund were comparable to the fees and expenses payable by the peer funds selected by an independent third party. The Board took into account that the Fund was unique within the group as it was the only one with breakpoints in the fee schedule. In addition, the Board noted that the Investment Manager has contractually agreed to extend the amended and restated expense limitation and reimbursement agreement with the Fund whereby the Investment Manager contractually agreed to limit certain Fund expenses until at least August 31, 2026. The Board concluded that the advisory fees paid by the Fund and Fund’s total expense ratio were within the range of comparable peer funds identified and reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the investment management fees under the Investment Management Agreement, noting that the Investment Management Agreement included fee breakpoints to reflect possible economies of scale if and/or when the Fund reaches certain asset levels. The Board determined that, given the Fund’s current size, economies of scale were not present at that time. The Board considered the Fund’s advisory fees and concluded that such fees were reasonable and satisfactory in light of the services provided.

Profitability of Investment Manager

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition and noted that its financial condition appeared stable. The Board determined that the advisory fees and the compensation payable to the Investment Manager was reasonable and that the financial condition of the Investment Manager was adequate.

Ancillary Benefits and Other Factors

The Board also discussed other benefits to be received by the Investment Manager from its relationships with the Fund including, without limitation, the ability to market advisory services for similar products in the future. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, fund accountant, custodian or distributor and, therefore, did not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

AFA ASSET BASED LENDING FUND
Additional Information (continued)
April 30, 2025 (unaudited)

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuation of the Investment Management Agreement.

AFA ASSET BASED LENDING FUND
Fund Management
April 30, 2025 (unaudited)

The members of the Board and the Fund’s officers and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years, is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board, and is available without charge, upon request, by calling the Fund at (414) 299-2200.

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Chairman Since Inception	Retired (Since 2012); President and Director, Client Opinions, Inc. (2003-2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	25	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Chairman Since Inception	Retired (Since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	25	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Chairman Since Inception	Retired (Since 2023); Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001-2015).	25	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

AFA ASSET BASED LENDING FUND
Fund Management (continued)
April 30, 2025 (unaudited)

INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Chairman Since Inception	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024-Present); President, Investment Managers Series Trust II (registered investment company) (2013-May 2025); Trustee, Investment Managers Series Trust II (registered investment company) (2013-Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007-2023).	25	Trustee, Investment Managers Series Trust II (34 portfolios) (registered investment company).
Marco Hanig Year of Birth:1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Chairman Since Inception	Managing Principal of Alternative Fund Advisors, LLC (2020 - present); Principal of AQR Capital Management, LLC (2008 – 2019); President, AQR Funds (2008-2019), Trustee, AQR Funds (2014-2019).	N/A	N/A
Rafi Labourdette Year of Birth: 1981 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Financial and Operating Officer, Alternative Fund Advisors, LLC (2021-Present); Vice President, Finance, Fiera Capital Inc. (2016 – 2020).	N/A	N/A
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception

Senior Vice President, Client Services (2017-Present), Vice President, Senior Client Service Manager (2013-2017), Assistant Vice President, Client Relations Manager (2002-2013), UMB Fund Services, Inc.

				N/A	N/A

* Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity or retirement. Officers hold office until their successors are chosen and qualified and serve at the pleasure of the Trustees.

** As of April 30, 2025, the fund complex consists of the AFA Asset Based Lending Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

*** Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s Administrator.

AFA ASSET BASED LENDING FUND
Privacy Notice
April 30, 2025 (unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number

•Account balances

•Account transactions

•Transaction history

•Wire transfer instructions

•Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-440-4450

AFA ASSET BASED LENDING FUND
Privacy Notice (continued)
April 30, 2025 (unaudited)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•Open an account

•Provide account information

•Give us your contact information

•Make a wire transfer

•Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•Affiliates from using your information to market to you

•Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Alternative Fund Advisor LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

Investment Manager

Alternative Fund Advisors, LLC
101 Federal Street, Suite 1900
Boston, MA 02110
Website: www.alternativefundadvisors.com

Custodian Bank

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Fund Administrator, Transfer Agent and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1835 Market St., Suite 310
Philadelphia, PA 19103

(b) Not applicable.

Item 2.  Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

(a) Audit Fees for Registrant.

Fiscal year ended April 30, 2025	$75,000
Fiscal year ended April 30, 2024	$45,000

(b) Audit-Related Fees for Registrant. These fees were billed by the principal accountant for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

Fiscal year ended April 30, 2025	None
Fiscal year ended April 30, 2024	None

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Fiscal year ended April 30, 2025	$7,000
Fiscal year ended April 30, 2024	$7,000

(d) All Other Fees.

Fiscal year ended April 30, 2025	None
Fiscal year ended April 30, 2024	None

These are aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended April 30, 2025	None
Fiscal year ended April 30, 2024	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services provided to the registrant, including services provided to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fiscal year ended April 30, 2025	None
Fiscal year ended April 30, 2024	None

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7.  Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included in Item 1 of this Form N-CSR.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The AFA Asset Based Lending Fund (the “Fund”) invests substantially all of its investable assets in Underlying Funds (defined below). While it is unlikely that the Fund will receive notices or proxies from Underlying Funds (or receive proxy statements or similar notices in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Underlying Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to Alternative Fund Advisors, LLC (the “Investment Manager”). The Investment Manager will vote such proxies in accordance with its proxy policies and procedures, described below.

The Fund operates as a “fund of funds” whereby the Fund’s assets are allocated primarily among a range of investment vehicles (“Underlying Funds”) that are managed by institutional asset management firms (“Underlying Managers”) chosen for their expertise in implementing various credit strategies. It is the responsibility of the Underlying Manager to vote any proxies related to securities owned by the Underlying Funds.

The Investment Manager votes proxies related to equity securities, if any, held in the Fund. Additionally, the Investment Manager may vote proxies or other matters on open end funds, closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

From time to time, the Investment Manager may be required to vote on a fixed income investment owned directly by the Fund. For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

The Investment Manager may delegate responsibilities under the proxy policy to a third-party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Investment Manager is responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (844) 440-4450 or (ii) by visiting the SEC’s website at www.sec.gov.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following is biographical information about the members of the Investment Manager, who are primarily responsible for the day-to-day portfolio management of the Fund as of April 30, 2025:

Marco Hanig, Ph.D

Dr. Hanig is Managing and Founding Principal of the Investment Manager, is primarily responsible for investment policy of the Fund and has been a portfolio manager of the Fund since its inception. He leads the Investment Policy Committee, which is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and approval of the Underlying Managers recommended by the Fund’s sub-adviser. The Investment Policy Committee must unanimously approve each new sub-adviser. The Investment Policy Committee meets regularly to review portfolio holdings and discuss performance of the Underlying Funds. Prior to co-founding the Investment Manager in 2020, Mr. Hanig was a Principal of AQR Capital Management, where he started the firm’s mutual funds business in 2008. At various times, he served as President, CEO and Trustee of the AQR Funds, and as CEO of AQR Investments, AQR’s affiliated Broker Dealer. Prior to AQR, he was a Principal at William Blair & Company, where he served as President of the William Blair Funds and COO of the Investment Management Department. He began his career as a strategy consultant with Bain & Company. He received a Ph.D. in economics from MIT, and a B.A. in mathematics from University of Chicago.

Michael Dowdall, CFA

Mr. Dowdall is Chief Investment Officer and Principal of the Investment Manager, is primarily responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception. Mr. Dowdall manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee. In addition to his responsibilities as member of the Investment Policy Committee, Mr. Dowdall is responsible for risk management and liquidity management for the Fund and for monitoring the performance of the Underlying Funds.

Prior to joining the Investment Manager in 2020, Mr. Dowdall was a Director and Portfolio Manager at BMO Global Asset Management, where he managed the US multi-asset and multi-alternative portfolios. Mr. Dowdall was a member of the firm’s Global Asset Allocation Committee where he led credit research and tactical positioning for the firm’s global multi-asset portfolios. Prior to BMO, Mr. Dowdall was an investment analyst at Lighthouse Partners, where he focused on allocating to fixed income and relative value hedge fund strategies. Mr. Dowdall is a member of the CFA Society of Chicago and has been a CFA charterholder since 2012. He received an MBA from the University of Chicago Booth School of Business and a Bachelor of Business Administration from Notre Dame.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest.

The following table provides information about accounts, other than the Fund, of the personnel of the Investment Manager, who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of April 30, 2025:

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. Marco Hanig	Registered Investment Companies:	-	$ -	-	$ -
	Other Pooled Investment Vehicles:	-	$ -	-	$ -
	Other Accounts:	-	$ -	-	$ -
2. Michael Dowdall	Registered Investment Companies:	-	$ -	-	$ -
	Other Pooled Investment Vehicles:	-	$ -	-	$ -
	Other Accounts:	-	$ -	-	$ -

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, Portfolio Managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises

(a)(3) Compensation Structure of Portfolio Manager.

As of April 30, 2025, the compensation paid to Michael Dowdall, CFA includes a base salary fixed from year to year, a discretionary cash bonus and variable profit distributions from the Investment Manager. Marco Hanig, Ph.D. has an ownership interest in the Investment Manager and receives variable profit distributions from the Investment Manager. Mr. Dowdall’s and Mr. Hanig’s compensation are not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4) Disclosure of Securities Ownership.

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of April 30, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Marco Hanig	$500,001-$1,000,000
Michael Dowdall	$100,001-$500,000

(b) Not applicable.

Item 14.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16.  Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable

(b)Not applicable

Item 19.  Exhibits.

(a)	(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(2)	Not Applicable.

(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(4)	Not Applicable.

(5)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	AFA Asset Based Lending Fund

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	July 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Marco Hanig
Title	Marco Hanig, Principal Executive Officer

Date	July 9, 2025

By	/s/ Rafi Labourdette
Title	Rafi Labourdette, Principal Financial Officer

Date	July 9, 2025